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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                               ___________________

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                               September 25, 2001



                             WINN-DIXIE STORES, INC.
             (Exact name of registrant as specified in its charter)



                               Florida 59-0514290
                  (State or other jurisdiction of (IRS Employer
               incorporation or organization) Identification No.)



              5050 Edgewood Court, Jacksonville, Florida 32254-3699
               (Address of principal executive offices) (Zip Code)


                                 (904) 783-5000
              (Registrant's telephone number, including area code)



                                    Unchanged
 (Former  name,  former address and former  fiscal year, if  changed  since last report)

                               ___________________


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


Item 5.  Other Events

     By press release dated September 25, 2001, Winn-Dixie Stores, Inc. announced (i) the change of its dividend declaration and payment policy from monthly in advance to quarterly in arrears, (ii) a reduction of the amount of its annual dividend, and (iii) the downward revision of its earnings estimates for its first fiscal quarter ended September 19, 2001 and for the current fiscal year. Reference is made to the press release of Registrant, issued on September 25, 2001, which is incorporated herein by this reference.

Item 7.  Financial Statements and Exhibits

     (a) Financial statements of business acquired:  Not applicable

     (b) Pro forma financial information:  Not applicable

     (c) Exhibits:

         99.1  Winn-Dixie Stores, Inc. Press Release dated September 25, 2001




                                   SIGNATURES

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





Date:    September 27, 2001                        Winn-Dixie Stores, Inc.

                                                   By: /s/ Allen R. Rowland
                                                       --------------------
                                                           Allen R. Rowland
                                                               President

EX-99.1
                                  Press Release

                                                              September 25, 2001
EXHIBIT INDEX

Exhibit Number 99.1                  Winn-Dixie Stores, Inc. Press Release dated
                                     September 25, 2001
                                     New Release No. 2007

(NYSE):  WIN
RELEASE DATE:  September 25, 2001

Media Contact: Mickey Clerc, Director of Public Relations, (904) 783-5409 Investor Contact: Rick McCook, Financial Vice President, (904) 783-5221


                   Winn-Dixie Shifts to Quarterly Dividend and
                       Revises Earnings Estimate Downward

JACKSONVILLE, Fla., September 25, 2001 - Winn-Dixie Stores, Inc. (NYSE:WIN) announced that it will shift its dividend declaration and payment policy from monthly in advance to quarterly in arrears, commencing with the dividend payments customarily made in November, December, and January. Even though the Company expects earnings for the first quarter ended September 19, 2001, to show an improvement of between 36% and 63% compared to the same period of the prior year, the improvement is less than previously projected by the Company. Because of uncertainties in the timing of achieving the full benefits of the Company's restructuring, including an increase in customer count, as well as the general business and economic uncertainties arising from the tragic events of September 11, 2001, the Company believes that it is prudent to have the financial flexibility provided by a policy of considering dividend declarations quarterly in arrears and to save the excessive administrative and financial costs of paying a monthly dividend.

The Company also announced that, as a result of such uncertainties, it is lowering its estimated range of earnings per share for the first quarter ended September 19, 2001, from $0.24 - $0.30 per share to $0.15 - $0.18 per share. For the same quarter last year, the Company earned $0.07 per share as reported or

$0.11 per share excluding non-recurring charges. The Company also lowered its estimated range of earnings per share for the current fiscal year from $1.60 - $1.75 per share to $1.05 - $1.20 per share, and stated that it expected earnings per share for the second quarter to be between $0.27 and $0.33 per share.

Rick McCook, Senior Vice President and Chief Financial Officer, stated, "The ability to consider the declaration of dividends quarterly in arrears will assure a more financially sound company and will provide additional time for the anticipated benefits of our completed restructuring to be fully achieved. Future dividends will be paid at a financially prudent level, which we anticipate will be approximately $0.20 per share on an annualized basis, which would be $0.05 per share quarterly starting in the second quarter, if our earnings projections are met. With our new dividend policy, the Company also will have the flexibility to give more emphasis to capital stock appreciation versus dividend distributions. To the extent future dividends are not paid at historical levels, the Company can use the cash flow to reduce debt and/or reinvest in the business to foster growth of sales, earnings and cash flow."

Al Rowland, President and Chief Executive Officer, said, "During the past year, we have brought our expenses under control by becoming more efficient operators, and we also are taking better care of our customers. We are, however, lagging behind our projected timeframe for creating new customers, which is adversely affecting our sales and profits. To address this, we will launch our new advertising campaign on October 3 and also take other aggressive actions which should accelerate the building of our customer base and our sales and profits."

For dividends declared in the future, the Company anticipates utilizing the declaration and payment dates shown on the attached schedule.

         Cautionary Statement Regarding Forward-Looking Information and
         --------------------------------------------------------------
                                   Statements
                                   ----------

The projections and statements preceding this Cautionary Statement are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 with respect to the results of operations of the Company. These forward-looking statements involve certain risks and uncertainties. Factors that may cause actual results to differ materially from those projected include, among others, the following possibilities: (i) our ability to achieve successfully the long-term benefits, particularly an increase in customer count, contemplated from the restructuring of operations adopted by the board of Directors on April 19, 2000, and which has been completed; (ii) heightened competition, including specifically the intensification of price competition, the entry of new competitors, or the expansion of existing competitors in one or more of our operating regions, (iii) changes in federal, state or local legislation or regulations affecting food manufacturing, food distribution, or food retailing, including environmental compliance; (iv) the availability and terms of financing, including in particular, the possible impact of changes in the ratings assigned to us by nationally recognized rating agencies; and (v) general business and economic conditions in our operating regions, including conditions arising from the tragic events of September 11, 2001, the rate of inflation/deflation and changes in population, consumer demands and spending, types of employment and numbers of jobs. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Readers are cautioned not to place undue reliance on these forward-looking statements. This news release, including the projections, should be read in conjunction with the reports of the Company on file with the Securities and Exchange Commission.

                                                       Schedule to Press Release
                                                        dated September 25, 2001



                             WINN-DIXIE STORES, INC.



             ANTICIPATED SCHEDULE OF DECLARATION, RECORD AND PAYMENT
              DATES FOR QUARTERLY DIVIDENDS APPROVED IN THE FUTURE



  QUARTER END                DECLARATION              RECORD           PAYMENT

    1/9/02                    1/22/02                 2/1/02           2/15/02

    4/3/02                    4/19/02                 5/1/02           5/15/02

   6/26/02                    7/22/02                 8/1/02           8/15/02

   9/18/02                    10/21/02                11/1/02          11/15/02